Exhibit 10.3

PURCHASE AGREEMENT No. 1977 SUPPLEMENT No. 28

PURCHASE AGREEMENT No. 1977 SUPPLEMENT No. 28 (this “Agreement”) dated June ____, 2008 between The Boeing Company (“Boeing”) and American Airlines, Inc. (“Customer”).

R E C I T A L S:

A.
Boeing and Customer have heretofore entered into that certain Purchase Agreement No. 1977, dated October 31, 1997, as amended and supplemented, (capitalized terms used herein without definition shall have the meanings specified therefor in such Purchase Agreement).

B.
Pursuant to Letter Agreement No. 6-1162-AKP-075 titled Aircraft Purchase Rights and Substitution Rights (the “Rights Letter”), Boeing and Customer have agreed to, among other things, treatment of aircraft Purchase Rights.

C.	Customer and Boeing desire to amend and supplement the Purchase Agreement as provided below.

In consideration of the foregoing premises and other good and sufficient consideration, Boeing and Customer hereby agree as follows:

1.	Amendment to Reflect Customer’s Exercise of MADP Rights.

1.1.
The Purchase Agreement is amended and supplemented to reflect the exercise of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Rights Aircraft [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] by Customer with the Scheduled Delivery [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

1.2.	The Scheduled Delivery Month and Advanced Payment Schedule for the aircraft is set forth in Table 1A (R7), attached hereto.

1.3. In recognition of an update to the configuration of Customer’s Model 737-823 Aircraft, the revised Detail Specification is incorporated into a new Exhibit A1 attached hereto and made apart hereof.  The new Exhibit A1 reflects the Optional Features selected for the Aircraft.

2.
Table of Contents.  The Table of Contents dated May 2008 is replaced in its entirety with the revised Table of Contents dated June 2008 (Attachment A hereto) to reflect amendments made to the Purchase Agreement by this Agreement.

3.
MADP Rights.  Pursuant to the Rights Letter, Attachment B to such letter is hereby replaced in its entirety with the revised Attachment B (R9) attached hereto and hereby incorporated into the Purchase Agreement. The revised number of certain Customer MADP rights pursuant to this Agreement is reflected in the Attachment B (R9) hereto.

4.
Supplement Exhibit BFE1. Supplement Exhibit BFE1 (R8) is hereby replaced in its entirety with the revised Supplement Exhibit BFE1 (R9) attached hereto and hereby incorporated into the Purchase Agreement. The updated on-dock dates for all contracted firm Aircraft thru December 2013 are reflected in the attached Supplement Exhibit BFE1 (R9).

5.	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

6.
Advance Payments for Aircraft.  Due at signing of this Agreement, Customer owes Boeing [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

7.
Effect on Purchase Agreement.  Except as expressly set forth herein, all terms and provisions contained in the Purchase Agreement shall remain in full force and effect. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all previous proposals, and agreements, understandings, commitments or representations whatsoever, oral or written, with respect to the subject matter hereof and may be changed only in writing signed by authorized representatives of the parties.

IN WITNESS WHEREOF, Boeing and Customer have each caused this Agreement to be duly executed as of the day and year first above written.

AMERICAN AIRLINES, INC. By Its VP Corporate Development and Treasurer	THE BOEING COMPANY By Its Attorney-In-Fact

Attachments:

Exhibit A1, Aircraft Configuration

Attachment A, Table of Contents (R9) to Purchase Agreement No. 1977

Table 1A (R7) to Purchase Agreement No. 1977, 737-800 Exercised Option Delivery, Description, Price and Advance Payments

Attachment B (R9) to Letter Agreement 6-1162-AKP-075, Aircraft Purchase Rights and Substitution Rights

Supplement Exhibit BFE1 (R9) to Purchase Agreement No. 1977, 737-823 BFE Variables

Letter Agreement 6-1162-CLO-1035, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

TABLE OF CONTENTS

 SA
ARTICLES NUMBER

1.                   Quantity, Model and Description                                                                                            SA21

2.                   Delivery Schedule

3.                   Price

4.                   Payment

5.                   Miscellaneous

TABLE

1(R3)                  Aircraft Delivery, Description, Price and SA23
Advance Payments
~~-Schedule 1 (R2)~~ SA23
       1A                      (R7)                                                                                                Option Aircraft Delivery, Description, Price and                               SA28
Advance Payments

EXHIBITS

A.                    Aircraft Configuration
   A1                      Aircraft Configuration SA28

B.                    Aircraft Delivery Requirements and Responsibilities

C.                    Defined Terms

SUPPLEMENTAL EXHIBITS

     AE1                      Escalation Adjustment Airframe and Optional Features SA20

BFE1(R9)                                                                                                                             BFE VariablesSA28

CS1                   Customer Support Variables

SLP1                    Service Life Policy Components

EE1                   Engine Escalation, Engine Warranty and Patent Indemnity

LETTER AGREEMENTS

6-1162-AKP-070Miscellaneous Commitments for Model 737, 757,
767 and 777 Aircraft

6-1162-AKP-071                                                              Purchase Obligations

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-AKP-074R2 Business Considerations

6-1162-AKP-075Aircraft Purchase Rights and Substitution Rights
- Attachment A
- Attachment B(R9) SA28
- Attachment C(R4) SA26

6-1162-AKP-076                                                                                                                             Aircraft Performance Guarantees

6-1162-AKP-077 Spares Matters

6-1162-AKP-078 Model 737 Miscellaneous Commitments

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-AKP-080 Installation of Cabin Systems Equipment

6-1162-AKP-081 Model 737 Maintenance Cost Commitment

6-1162-AKP-082 Confidentiality

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-AKP-117 Delivery Schedule

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

6-1162-CLO-1035

American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas  75261-9616

Subject:                                [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Reference:	Purchase Agreement No. 1977 (the Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737-823 aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Boeing agrees to provide Customer with the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in the Attachment.

The [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] set forth herein are applicable to the Aircraft set forth in the Attachment to this Letter Agreement No. 6-1162-CLO-1035.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned, in whole or in part.

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Very truly yours,

THE BOEING COMPANY

By

Its           Attorney-In-Fact

ACCEPTED AND AGREED TO this
Date:                                , 2008

AMERICAN AIRLINES, INC.

By

Its

MODEL 737-800 WITH WINGLETS [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

FOR AMERICAN AIRLINES, INC.

SECTION                                     CONTENTS

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2

3

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5

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7

8

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2	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.1	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.2	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.3	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.4	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.4.1	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.4.2	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.4.3	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.4.4	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.4.5	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.4.6	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.1	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.1.1	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.2	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.3	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]5	AIRCRAFT CONFIGURATION

5.1	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5.2	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6.1	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6.2	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6.3	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6.4	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6.5	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6.6	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6.7	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6.8	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6.9	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6.10	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

7	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

7.1	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

7.2	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

7.3	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

7.4	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

7.5	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

7.6	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

7.7	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

7.8	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

7.9	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

8	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Exhibit A1 to Purchase Agreement No. 1977

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

Table 1A (R7) to Purchase Agreement No. 1977

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

AMERICAN AIRLINES, INC.

Supplemental Exhibit BFE1 to Purchase Agreement Number 1977

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 737 AIRCRAFT

This Supplemental Exhibit BFE1 contains vendor selection dates, on-dock dates and other variables applicable to the Aircraft.

1.           Supplier Selection.

Customer will:

1.1           Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

Galley System                                                                           Complete

Galley Inserts                                                                           Complete

Seats (passenger)                                                                           Complete

Cabin Systems Equipment                                                                                     Complete

Miscellaneous Emergency Equipment                                                                                     Complete

Cargo Handling Systems                                                                           Complete

For a new certification, supplier requires notification [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] to Cargo Handling System on-dock date.

2.           On-dock Dates

 On or before [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], Boeing will provide to Customer a BFE Requirements On-Dock/Inventory Document (BFE Document) or an electronically transmitted BFE Report which may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions relating to the in-sequence installation of BFE.  For planning purposes, a preliminary BFE on-dock schedule is set forth below:

Item                                                              Preliminary On-Dock Dates

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Aircraft	Aircraft
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Item                                                              Preliminary On-Dock Dates

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Seats
Galleys/Furnishings
Antennas & Mounting Equipment
Avionics
Cabin Systems Equipment
Miscellaneous Emergency Equipment
Textiles/Raw Material
Cargo Systems
Provision Kits
Winglets

Item                                                              Preliminary On-Dock Dates

	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Antennas & Mounting Equipment
Avionics
Cabin Systems Equipment
Miscellaneous Emergency Equipment
Textiles/Raw Material
Cargo Systems
Provision Kits
Winglets

Item                                                              Preliminary On-Dock Dates

	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Antennas & Mounting Equipment
Avionics
Cabin Systems Equipment
Miscellaneous Emergency Equipment
Textiles/Raw Material
Cargo Systems
Provision Kits
Winglets

Item                                                              Preliminary On-Dock Dates

	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Antennas & Mounting Equipment
Avionics
Cabin Systems Equipment
Miscellaneous Emergency Equipment
Textiles/Raw Material
Cargo Systems
Provision Kits
Winglets

Item                                                              Preliminary On-Dock Dates

	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Antennas & Mounting Equipment
Avionics
Cabin Systems Equipment
Miscellaneous Emergency Equipment
Textiles/Raw Material
Cargo Systems
Provision Kits
Winglets

Item                                                              Preliminary On-Dock Dates

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Antennas & Mounting Equipment
Avionics
Cabin Systems Equipment
Miscellaneous Emergency Equipment
Textiles/Raw Material
Cargo Systems
Provision Kits
Winglets

Item                                                              Preliminary On-Dock Dates

	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Antennas & Mounting Equipment
Avionics
Cabin Systems Equipment
Miscellaneous Emergency Equipment
Textiles/Raw Material
Cargo Systems
Provision Kits
Winglets

Item                                                              Preliminary On-Dock Dates

	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Antennas & Mounting Equipment
Avionics
Cabin Systems Equipment
Miscellaneous Emergency Equipment
Textiles/Raw Material
Cargo Systems
Provision Kits
Winglets

Item                                                              Preliminary On-Dock Dates

	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Antennas & Mounting Equipment
Avionics
Cabin Systems Equipment
Miscellaneous Emergency Equipment
Textiles/Raw Material
Cargo Systems
Provision Kits
Winglets

Item                                                              Preliminary On-Dock Dates

	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Seats
Galleys/Furnishings
Antennas & Mounting Equipment
Avionics
Cabin Systems Equipment
Miscellaneous Emergency Equipment
Textiles/Raw Material
Cargo Systems
Provision Kits
Winglets

Item                                                              Preliminary On-Dock Dates

	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Antennas & Mounting Equipment
Avionics
Cabin Systems Equipment
Miscellaneous Emergency Equipment
Textiles/Raw Material
Cargo Systems
Provision Kits
Winglets

Item                                                              Preliminary On-Dock Dates

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Antennas & Mounting Equipment
Avionics
Cabin Systems Equipment
Miscellaneous Emergency Equipment
Textiles/Raw Material
Cargo Systems
Provision Kits
Winglets

3.	Additional Delivery Requirements

Customer will insure that Customer’s BFE suppliers provide sufficient information to enable Boeing, when acting as Importer of Record for Customer’s BFE, to comply with all applicable provisions of the U.S. Customs Service.

Attachment B (R9) to Letter Agreement 6-1162-AKP-075 (Model 737)

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].